MAINSTAY FUNDS

                            MainStay 130/30 Core Fund
                           MainStay 130/30 Growth Fund
                       MainStay 130/30 International Fund

                 Supplement dated August 13, 2007 ("Supplement")
         to the Statement of Additional Information dated March 1, 2007, as revised June 18, 2007 ("SAI")

      This Supplement updates certain information contained in the above-dated SAI for the funds named above (the "Funds"), each a series of Eclipse Funds Inc. You may obtain a copy of the Funds' Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1. Under the section entitled "MAINSTAY 130/30 CORE FUND" on page 14 of the SAI, replace the first paragraph with the following:

      The Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Index over the following six to twelve months. The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

2. Under the section entitled "MAINSTAY 130/30 GROWTH FUND" on page 14 of the SAI, replace the first paragraph with the following:

      The Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Manager believes offer the potential for attractive returns. For long positions, the Manager will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000(R) Growth Index over the long term. The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

3. Under the section entitled "MAINSTAY 130/30 INTERNATIONAL FUND" on page 14 of the SAI, replace the second paragraph with the following:

      For long positions, NYLIM will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI-EAFE Index"). The Manager will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.
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4. Under the section entitled "TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS"
on page 69 of the SAI, replace the first paragraph with the following:

      In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

5. The second paragraph on page 113 of the SAI, under the section entitled "PURCHASES AT NET ASSET VALUE" is replaced in it entirety with the following:

      Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, excluding the MainStay Cash Reserves Fund, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.


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